Exhibit 10.35

              Fifth Amendment dated September 1, 1997 to the Fifth Amended and Restated Credit Agreement.

    FIFTH AMENDMENT, dated as of September 1, 1997 (the "Amendment"), to the Fifth Amended and Restated Credit Agreement dated July 31, 1994 (the "Credit Agreement"; terms not otherwise defined herein shall be used herein as therein defined), among APPAREL AMERICA, INC., a Delaware corporation (the "Borrower"); CONNECTICUT DEVELOPMENT AUTHORITY ("CDA") an assignee of Chemical Bank, BINGHAMTON SAVINGS BANK ("BINGHAMTON") an assignee of Chemical Bank, and A.I. ASSOCIATES, INC. ("AI") (each a "Bank" and collectively the "Banks"); and BINGHAMTON SAVINGS BANK as agent for the Banks (and as successor agent to Chemical Bank) (in such capacity, the "Agent").

                             W I T N E S S E T H :
                             - - - - - - - - - -

    WHEREAS, the Borrower has requested that the Credit Agreement be amended to reflect changes in certain covenants made by Borrower;

    WHEREAS, the Borrower, the Agent and the Banks have agreed to so amend the Credit Agreement on terms set forth below;

    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

    1.   AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT.

    (a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in the proper alphabetical order:

    "AGREEMENT" means the Fifth Amended and Restated Credit Agreement dated July 31, 1994, as amended by the Amendment dated January 12, 1996, the Second Amendment dated June 1, 1996, the Third Amendment dated October 15, 1996, the Fourth Amendment dated June 1, 1997 and the Fifth Amendment dated September 1, 1997.

    2.   AMENDMENTS TO SECTION 2.2 OF THE CREDIT AGREEMENT.

    (a)  Subsection 2.2 (b)(i) of the Credit Agreement is hereby amended to
(i) delete the dates June 30, 1997, March 31, 1998 and June 30, 1998, and the corresponding payment amounts for said dates, from the payment schedule set forth therein, and (ii) substitute the amount "$1,411,743" for the amount "$616,916" appearing after the date June 30, 2000.

    (b)  Subsection 2.2 (b)(ii) of the Credit Agreement is hereby amended to
(i) delete the dates June 30, 1997, March 31, 1998 and June 30, 1998, and the corresponding payment amounts for said dates, from the payment schedule set forth therein, and (ii) substitute the amount "$1,208,692" for the amount "$677,657" appearing after the date June 30, 2001.

    (c) Subsection 2.2 (b)(iii) of the Credit Agreement is amended to (i) delete the dates June 30, 1997, March 31, 1998 and June 30, 1998, and the corresponding payment amounts for said dates, from the payment schedule set forth therein, and (ii) substitute the amount "$1,565,141" for the amount "$679,625" appearing after the date June 30, 2000.

    The intent of the foregoing amendments to Section 2.2 of the Credit Agreement is to remove the requirement of any repayment of principal of the Notes for June 30, 1997, March 31, 1998 and June 30, 1998 and to include the amounts which would have been payable on such dates to the last payment due.

    3.   AMENDMENTS TO SECTION 2.3 OF THE CREDIT AGREEMENT.

    (a) Subsection 2.3 (a)(i) 2.3 (a)(ii) and 2.3 (a)(iii) of the Credit Agreement are amended to substitute the phrase "and one half percent (1 1/2%)" at the end of each such subsection with the phrase "percent (1%)".

    (b)  a new Subsection (e) shall be added to Section 2.3, such Subsection
(e) to read in its entirety as follows: "(e) notwithstanding anything in this Section 2.3 or the Notes to the contrary, interest on each of the CDA Note, Binghamton Note and AI Note shall be paid only in respect of $1,000,000 of principal thereon for the period August 1, 1997 through January 31, 1999 and any interest in respect of principal in excess of $1,000,000 shall be deferred and paid in a lump sum at June 30, 1999.

    4.   AMENDMENTS TO SECTION 8.3 OF THE CREDIT AGREEMENT.

    (a) Subsection 8.3 (a) of the Credit Agreement is amended by deleting the table therein in its entirety and substituting in lieu thereof the following table:

                    Period                 Minimum Ebdit
                    ------                 -------------

               1994 Fiscal Year            $1,750,000
               1995 Fiscal Year             2,250,000
               1996 Fiscal Year             2,000,000
               1998 Fiscal Year             1,850,000
               1999 Fiscal Year             1,850,000
               2000 Fiscal Year             1,850,000
               2001 Fiscal Year             1,850,000

    (b) Subsection 8.3 (b) of the Credit Agreement is hereby amended by substituting the number appearing in Subsection (i) to read "a deficit of not greater that $5,050,000," substituting the number appearing in Subsection
(ii) to read "a deficit of not greater than $3,550,000," substituting the number appearing in (iii) to read "a deficit of not greater than $1,100,000" and substituting the number appearing in (iv) to read "a deficit of not greater than $3,600,000."

    5. BORROWER'S CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Borrower, by signing below, represents that it has the power and authority, and the legal right, to make, deliver and perform all terms and obligations set forth in this Amendment and that the Borrower has taken all necessary corporate action to authorize the terms and obligations set forth in this Amendment. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other person in required in connection with the execution, delivery, performance, validity or enforceability of this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

    6. SCOPE. This Amendment is to be narrowly construed. Except as expressly amended herein, all of the covenants and provisions of the Credit Agreement are and shall continue to be in full force and effect.

    7. COUNTERPARTS. This Amendment may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.


Address:                                  APPAREL AMERICA, INC.
1175 State Street
New Haven, Connecticut
  06501                                   By: /s/ Frederick M. D'Amato
Telecopy No.:                                ---------------------------
(203) 772-2512                             Name:  Frederick M. D'Amato
Attn:  Burton I. Koffman                   Title: Vice President-Finance
       President
with a copy to:
Shustak Jalil & Heller
545 Madison Avenue
New York, New York 10022
Telecopy No.: (212) 688-6151
Attn: James P. Jalil, Esq.


Address:                                  BINGHAMTON SAVINGS BANK, AS
58-68 Exchange Street                      AGENT AND BANK
Binghamton, NY 13902
Telecopy No.: (607) 772-6287
Attn: Glenn Small                         By:
                                             ---------------------------
                                           Name:  John B. Westcott
                                           Title: Vice President


with a copy to:
Howard Rittberg, Esq.
Levene, Gouldin & Thompson
450 Plaza Drive
Vestal, NY 13850


Address:                                  A.I. ASSOCIATES, INC., AS BANK
300 Plaza Drive
Vestal, New York 13850
Telecopy No.:                             By: /s/ Milton Koffman
  (607) 797-7103                             ---------------------------
Attn: Milton Koffman                        Name:  Milton Koffman
      President                             Title: President


Address:                                  CONNECTICUT DEVELOPMENT
999 West Street                            AUTHORITY, AS BANK
Rocky Hill, CT 06067
Telecopy No.:
  (860) 258-7866                          By:
                                             ------------------------------
                                           Name:    Patti A. Champagne
                                           Title: Assistant Vice President


with a copy to:
William G. Rock, Esq.
Shipman & Goodwin
One American Row
Hartford, CT 06103
with a copy to:
Shustak Jalil & Heller
545 Madison Avenue
New York, New York 10022
Telecopy No.: (212) 688-6151
Attn: James P. Jalil, Esq.


Address:                                  BINGHAMTON SAVINGS BANK, AS
58-68 Exchange Street                      AGENT AND BANK
Binghamton, NY 13902
Telecopy No.: (607) 772-6287
Attn: Glenn Small                         By:
                                             ---------------------------
                                           Name:  John B. Westcott
                                           Title: Vice President


with a copy to:
Howard Rittberg, Esq.
Levene, Gouldin & Thompson
450 Plaza Drive
Vestal, NY 13850


Address:                                  A.I. ASSOCIATES, INC., AS BANK
300 Plaza Drive
Vestal, New York 13850
Telecopy No.:                             By:
  (607) 797-7103                             ---------------------------
Attn: Milton Koffman                        Name:  Milton Koffman
      President                             Title: President


Address:                                  CONNECTICUT DEVELOPMENT
999 West Street                            AUTHORITY, AS BANK
Rocky Hill, CT 06067
Telecopy No.:
  (860) 258-7866                          By:  /s/ Patti A. Champagne
                                             ------------------------------
                                           Name:    Patti A. Champagne
                                           Title: Assistant Vice President


with a copy to:
William G. Rock, Esq.
Shipman & Goodwin
One American Row
Hartford, CT 06103
with a copy to:
Shustak Jalil & Heller
545 Madison Avenue
New York, New York 10022
Telecopy No.: (212) 688-6151
Attn: James P. Jalil, Esq.


Address:                                  BINGHAMTON SAVINGS BANK, AS
58-68 Exchange Street                      AGENT AND BANK
Binghamton, NY 13902
Telecopy No.: (607) 772-6287
Attn: Glenn Small                         By: /s/ John B. Westcott
                                             ---------------------------
                                           Name:  John B. Westcott
                                           Title: Vice President


with a copy to:
Howard Rittberg, Esq.
Levene, Gouldin & Thompson
450 Plaza Drive
Vestal, NY 13850


Address:                                  A.I. ASSOCIATES, INC., AS BANK
300 Plaza Drive
Vestal, New York 13850
Telecopy No.:                             By:
  (607) 797-7103                             ---------------------------
Attn: Milton Koffman                        Name:  Milton Koffman
      President                             Title: President


Address:                                  CONNECTICUT DEVELOPMENT
999 West Street                            AUTHORITY, AS BANK
Rocky Hill, CT 06067
Telecopy No.:
  (860) 258-7866                          By:
                                             ------------------------------
                                           Name:    Patti A. Champagne
                                           Title: Assistant Vice President


with a copy to:
William G. Rock, Esq.
Shipman & Goodwin
One American Row
Hartford, CT 06103